     As filed with the Securities and Exchange Commission on January 28, 2002

                                                   Registration No. 333-81502

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-14/A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    [X] Pre-Effective Amendment No. 1      [_] Post-Effective Amendment No.

                      AEGON/Transamerica Series Fund, Inc.
               (Exact name of Registrant as specified in Charter)

                         Area Code and Telephone Number:
                                 (800) 851-9777
                              570 Carillon Parkway
                       St. Petersburg, Florida 33716-1202
               (address of Principal Executive Offices) (Zip Code)

                              John K. Carter, Esq.
                      AEGON/Transamerica Series Fund, Inc.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                     (Name and address of agent for service)

                      ------------------------------------

                                    Copy To:

                            Catherine Wooledge, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                       ----------------------------------

Title of Securities Being Registered:             Investment company shares.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on February 28, 2002 pursuant to Rule 488.

Registrant has registered an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is due at this time.

                       ----------------------------------

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                    Form N-14

                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

ITEM NO.                                             HEADING
Part A

1.    Beginning of Registration Statement
      And Outside Front Cover Page of Prospectus.... Cover Page

2     Beginning and Outside Back Cover Page of
      Prospectus.................................... Cover Page

3.    Synopsis and Risk Factors..................... Summary

4.    Information About the Transaction............. Letter to Shareholders; Summary; Reasons
                                                     for the Exchange; Information About the Exchange

5.    Information About the Registrant.............. Letter to Shareholders; Summary; Reasons For the Exchange; Information About
                                                     the Exchange; Additional Information About the Portfolio and the Acquiring
                                                     Portfolio

6.    Information About the Company Being Acquired   Letter to Shareholders; Reasons for the Exchange; Information About the
                                                     Exchange; Additional Information About the Portfolio and The Acquiring
                                                     Portfolio

7.    Voting Information                             Letter to Shareholders; Cover Page; Voting Information

8.    Interest of Certain Persons and Experts        Not Applicable

9.    Additional Information Required for            Not Applicable
      Reoffering by Persons Deemed to be
      Underwriters

PART B                                         STATEMENT OF ADDITIONAL INFORMATION
                                                     CAPTION

10.    Cover Page                                    Cover Page

11.    Table of Contents                             Not Applicable

12.    Additional Information about the              Statement of Additional
       Registrant                                    Information of ATSF (1)

13.    Additional Information About the              Not Applicable
       Company being Acquired

14.    Financial Statements                          Financial Statements; Pro Forma

                                        Financial Statements; ATSF Annual Report and Semi-Annual Report (2)


(1) Incorporated by reference to the Registration Statement of the Registrant on Form N-1A (File No. 33-507).
(2)   ATSF Annual Report and Semi-Annual incorporated by reference.


PART C

15.   Indemnification

16.   Exhibits

17.   Undertakings

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                        (Formerly, WRL SERIES FUND, INC.)

                 TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

         Please read the enclosed prospectus/proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposal:

ON WHAT PROPOSAL AM I BEING ASKED TO PROVIDE INSTRUCTIONS FOR?

    - Shareholders are being asked to approve a reorganization of their portfolio. If shareholders decide in favor of the proposal, AEGON Balanced will merge with Transamerica Value Balanced, and you will become a Policyowner invested in Transamerica Value Balanced.

Q.  HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. The ATSF Board has approved the proposal and recommends that you vote "FOR" the proposal.

Q.  WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A MERGER?

A. A closing date will be set for the reorganization. Policyowners will receive full and fractional units of Transamerica Value Balanced equal in value to the units of AEGON Balanced in which they were invested on the Closing Date. The net asset value per share of AEGON Balanced will not be affected by the transaction. So the reorganization will not result in a dilution of any interest.

Q.  WHAT ARE THE ADVANTAGES OF MERGING THE PORTFOLIOS?

A.  The potential advantages are:

    By combining the portfolios, Policyowners may enjoy lower expense ratios over time. Larger portfolios tend to enjoy economies of scale not available to portfolios with smaller assets under management.

    These lower costs may lead to stronger performance, since total return to a portfolio is net of expenses.

    The potential benefits are explained in more detail in the enclosed prospectus/proxy statement.

Q.  HOW ARE THESE TWO PORTFOLIOS ALIKE?

A.  Both portfolios seek growth of capital.

Q.  IF THE PORTFOLIOS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?

A. The reorganization will not be considered a taxable event. The portfolios themselves will recognize no gains or losses on assets as a result of a reorganization.

Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THIS PROPOSAL?

A. We need the affirmative vote of a majority of the Portfolio's outstanding voting securities, as defined by the Investment Company Act of 1940.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THE DECISIONS BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or ALAMO Direct, a proxy solicitation firm, may contact you by mail or telephone to encourage you to provide your voting instructions. Shareholders should review the proxy materials carefully and submit their voting instructions to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposal by the time of the shareholder meeting at 1:00 p.m. on April 16, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.   FOR HOW MANY VOTES AM I ENTITLED TO PROVIDE INSTRUCTIONS?

A. Western Reserve Life Assurance Co. of Ohio is the owner of all of the shares of the Portfolio. You are the owners of variable life insurance policies, variable annuity contracts or certain qualified plans ("Contracts") administered by one of the entities that invest in the Portfolio ("Policyowners"). The shareholders will vote the proposal according to the instructions received from Policyowners. The number of shares in the Portfolio for which you may give instructions is determined as follows: the number of shares of the Portfolio (and corresponding votes) allotted to a Contract will be calculated by dividing the amount of the Contract's cash value (or Contract value, in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $100. Fractional shares will be counted.

Q.   HOW DO I PROVIDE MY VOTING INSTRUCTIONS?

A. You can submit you voting instructions by completing and signing the enclosed voting instruction form, and mailing it in the enclosed, postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to submit your vote, please call Customer Service at 1-800-851-9777 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday - Friday).

Q.   HOW DO I SIGN THE VOTING INSTRUCTION FORM?

A. INDIVIDUAL ACCOUNTS: Policyowners should sign exactly as their names appear on the account registration shown on the card.

     JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

     ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as: "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q.   WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. Call your Customer Service Representative at 1-800-851-9777 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday - Friday).

THE ATTACHED PROSPECTUS/PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL RELATING TO THE PORTFOLIO. PLEASE READ IT CAREFULLY!

                                 AEGON BALANCED
                      AEGON/TRANSAMERICA SERIES FUND, INC.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

Dear Policyowner:

         As an Owner of a variable life insurance policy or variable annuity contract (either of which is referred to as a "Policy") of the AEGON Balanced (the "Portfolio") of AEGON/Transamerica Series Fund, Inc. ("ATSF"), you have the right to give voting instructions on certain shares of the Portfolio that are attributable to your Policy, if your voting instructions are properly submitted and received by 5:00 p.m., Eastern time, on April 14, 2002, at the special meeting of shareholders of the Portfolio (the "Meeting") to be held on April 16, 2002 at 1:00 p.m., Eastern time.

         The ATSF Board of Directors (the "Board") has determined that the Portfolio should exchange its assets (subject to stated liabilities) for shares of the Transamerica Value Balanced (the "Acquiring Portfolio") of ATSF that has a similar investment objective and similar management policies as the Portfolio. The Portfolio's sub-adviser, AEGON Investment Management, Inc. notified the Board that it was resigning as sub-adviser to the Portfolio effective at close of business on April 30, 2002. The Board then determined that it was in the best interest of the Portfolio and its shareholders to merge the Portfolio with the Acquiring Portfolio as it would result in a larger asset base and possible expense reductions for the policyowners.

         The proposal provides that the Portfolio exchange all of its assets, subject to stated liabilities, for shares of the Acquiring Portfolio (the "Exchange"). Promptly thereafter, the Portfolio will distribute pro rata the Acquiring Portfolio shares received in the Exchange to its stockholders in complete liquidation of the Portfolio. Thus, each Portfolio shareholder will receive for his or her Portfolio shares a number of Acquiring Portfolio shares equal to the aggregate NET ASSET VALUE of the shareholder's Portfolio shares as of the date of the Exchange.

         Following the Exchange, the Acquiring Portfolio will retain the services of AEGON/Transamerica Fund Advisers, Inc. as investment adviser and will also retain the services of Transamerica Investment Management, LLC as sub-adviser. It is expected that the Exchange will result in certain economic efficiencies, which in turn is expected to provide expense reductions for shareholders.

         Here are some facts about the Exchange that will be useful to you as you vote:

 .    You will recognize no gain or loss to become a Policyowner investing in the Acquiring Portfolio
 .    In the opinion of counsel, the Exchange will be free from Federal income taxes to you, the Portfolio, and the Acquiring Portfolio
 .    The holding period and aggregate tax basis of the Acquiring Portfolio units attributable to your contract or Policy you receive in the
     Exchange will be the same as the holding period and aggregate tax basis of your Portfolio units
 .    Shares of the Acquiring Portfolio are priced each day the New York Stock
     Exchange is open for business
 .    As a Policyowner of the Acquiring Portfolio, you may have the ability to exchange your shares of other open-end Portfolios in the ATSF family of portfolios

         Further information about the Exchange is contained in the enclosed materials, which you should review carefully.

         Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed voting instruction card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also instead vote by telephone, via the Internet or by fax by following the enclosed directions.

         The Board recommends that the Portfolio's shareholders vote "FOR" the proposed Exchange.

         If you have any questions after considering the enclosed materials, please call 1-800-851-9777.

         February 28, 2002

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                                 AEGON BALANCED
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll-Free) 1-888-233-4339

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                                 April 16, 2002

To the shareholders of the AEGON Balanced of AEGON/Transamerica Series Fund, Inc. ("ATSF"):

Notice is hereby given that a special meeting of the shareholders of the AEGON Balanced (the "Portfolio") of ATSF will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 16th day of April, 2002 at 1:00 p.m., Eastern time, or any adjournment(s) thereof, for the following purposes:

1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to stated liabilities, of the Portfolio to the Transamerica Value Balanced (the "Acquiring Portfolio") of ATSF in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Portfolio's stated liabilities (the "Exchange"). The shares of the Acquiring Portfolio received in the Exchange will be distributed by the Portfolio to its shareholders in liquidation of the Portfolio, after which the Portfolio will be dissolved;

as set forth in Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Special Meeting and any adjournments. The Board of Directors of ATSF (the "Board") is not aware of any other business to come before the Special Meeting.

The Board has fixed the close of business on January 30, 2002, as the record date for the determination of shareholders of the Portfolio that are entitled to notice of, and to vote at, the Special Meeting and any related follow-up meetings. Even if you plan to attend the Special Meeting, please complete the enclosed voting instruction form. If your voting instructions are properly submitted and received by 5:00 p.m. April 14, 2002, the shares represented by the voting instruction card will be voted in accordance with your instructions.

                                         By Order of the Board of Directors,

                                         AEGON/TRANSAMERICA SERIES FUND, INC.
                                         St. Petersburg, Florida

February 28, 2002

                   YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT
             NO MATTER HOW MANY UNITS YOU PROVIDE INSTRUCTIONS UPON

Policyowners may vote by mail, telephone, via the Internet or by facsimile.

If you give your instructions via the Internet, by telephone or via facsimile, please do not mail your voting instruction card.

ATSF will furnish, without charge, a copy of its most recent annual and semi-annual report upon request. Any such request should be directed to ATSF by calling (800) 851-9777 or by writing to ATSF at P.O. Box 9068, Clearwater, Florida 33758-9068.

In order to avoid the additional expense and delay of further solicitation, we ask that you provide your voting instructions promptly.

                          ACQUISITION OF THE ASSETS OF
             AEGON BALANCED OF AEGON/TRANSAMERICA SERIES FUND, INC.
                  BY AND IN EXCHANGE FOR SHARES OF TRANSAMERICA
             VALUE BALANCED OF AEGON/TRANSAMERICA SERIES FUND, INC.

                           PROSPECTUS/PROXY STATEMENT
                                February 28, 2002
                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD April 16, 2002

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of AEGON/Transamerica Series Fund, Inc. ("ATSF") on behalf of the AEGON Balanced of ATSF (the "Portfolio") to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held April 16, 2002, at 1:00 p.m., Eastern time, at the ATSF offices, 570 Carillon Parkway, St. Petersburg, Florida 33716, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 30, 2002 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Portfolio transfer all of its assets, subject to stated liabilities, to Transamerica Value Balanced of ATSF (the "Acquiring Portfolio"), as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Both the Portfolio and the Acquiring Portfolio are investment portfolios of ATSF, a series mutual fund consisting of several investment portfolios. Upon consummation of the Exchange, the Acquiring Portfolio shares received by the Portfolio will be distributed to Portfolio shareholders, with each shareholder receiving a pro rata distribution of Acquiring Portfolio shares (or fractions thereof) for Portfolio shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Portfolio shares, a number of Acquiring Portfolio shares (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Exchange.

Shares of the Portfolio and the Acquiring Portfolio are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner" or collectively, "Policyowners") of variable annuity contracts and variable life insurance policies (collectively, the "Contracts"). As such, Western Reserve Life Assurance Co. of Ohio ("WRL"), AUSA Life Insurance Company ("AUSA"), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), Peoples Benefits Life Insurance Company ("People") Transamerical Life Insurance and Annuity Company ("Transamerica Life & Annuity") and Diversified Investment Advisors, Inc. ("Diversified"), (collectively, the "Insurance Companies") are the only shareholders of the investment portfolios offered by ATSF. WRL is the owner of 100% of the shares of the Portfolio. WRL has agreed to solicit voting instructions from the Policyowners, upon which instructions it will vote the shares of the Portfolio at the Meeting on April 16, 2002 and any adjournments thereof.

Accordingly, you are being furnished with this combined Prospectus/Proxy Statement in connection with the solicitation of voting instructions from the Policyowners regarding the proposal to shareholders of the Portfolio to approve or disapprove the Exchange.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth information about the Acquiring Portfolio that Portfolio shareholders should know before voting on the proposal.

A Statement of Additional Information ("SAI") dated February 28, 2002, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference in its entirety. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Portfolio and the Portfolio. A copy of the SAI is available without charge by calling 1-800-851-9777, or writing to ATSF at P.O. Box 9068, Clearwater, Florida 33758-9068.


--------------------------------------------------------------------------------
Shares are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Portfolio investment involves certain investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------
As with all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------


The Acquiring Portfolio is a series of ATSF, an open-end, diversified management investment company advised by AEGON/Transamerica Fund Advisers, Inc. ("ATF Advisers"). Following the Exchange, the Acquiring Portfolio will retain the services of Transamerica Investment Management, LLC as sub-adviser. The Portfolio is also a series of ATSF. The Acquiring Portfolio and the Portfolio have a similar investment objective and similar management policies. The substantive difference between the Portfolio and the Acquiring Portfolio are set forth in this Prospectus/Proxy Statement.

The Acquiring Portfolio's Prospectus accompanies this Prospectus/Proxy Statement. The Acquiring Portfolio's Annual and Semi-Annual Reports to shareholders for the period ending 12/31/00 and 6/30/01, respectively, are incorporated by reference. For a free copy of the ATSF Annual Report or Semi-Annual Report, write to ATSF at P.O. Box 9068, Clearwater, Florida 33758-9068, or call 1-800-851-9777.

POLICYOWNERS' RIGHT TO INSTRUCT SHAREHOLDERS

WRL is the legal owner of all of the shares of the Portfolio, and, as such, has the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the shareholders and to vote upon an other matter that may be voted upon at a shareholders' meeting.

WRL will vote the shares of the Portfolio for the Policyowners. ATSF has agreed to solicit voting instructions from the Policyowners, upon which instructions WRL will vote the shares of the Portfolio at the Meeting on April 16, 2002, and any adjournments thereof. ATSF will mail a copy of this Prospectus/Proxy Statement to each Policyowner of record as of January 30, 2002. The number of shares in the Portfolio for which a Policyowner may give instructions is determined as follows: the number of shares of the Portfolio (and corresponding votes) allotted to a Contract will be calculated by dividing the amount of the Policy's cash value (or the Contract value, in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $100. Fractional shares will be counted.

Based upon the cash value attributable to the Portfolio as of January 30, 2002, Policyowners are entitled to an aggregate of votes with respect to the Portfolio as follows:

         Outstanding Shares                          Aggregate Votes Based
         Owned By the Account                        On Cash or Contract Value
         --------------------                        -------------------------

As of January 30, 2002, the officers and directors of ATSF, as a group, beneficially owned less than 1% of the outstanding shares of the Portfolio.

Proxy materials will be mailed to Policyowners of record on or about February __, 2002.

                                TABLE OF CONTENTS

Summary.........................................................................
Reasons for the Exchange........................................................
Information about the Exchange..................................................
Additional Information about the Portfolio and the Acquiring Portfolio..........
Voting Information..............................................................
Financial Statements and Experts................................................
Other Matters...................................................................
Notice to Broker/Dealers and Voting Trustees and Their Nominees.................
Exhibit A: Agreement and Plan of Reorganization.................................

               APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
             PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE
                      PORTFOLIO TO THE ACQUIRING PORTFOLIO

                                     SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Portfolio's Prospectus dated May 1, 2001, and the Portfolio's Prospectus dated May 1, 2001, as supplemented August 27, 2001, the Annual and Semi-Annual Reports, and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

PROPOSED TRANSACTION. The ATSF Board of Directors (the "Board"), including Board members who are not "interested persons" as defined in the 1940 Act, has approved an Agreement and Plan of Reorganization (the "Plan") at a meeting held on December 6, 2001. The Plan provides that, subject to the requisite approval of the Portfolio's shareholders, on the date of the Exchange the Portfolio will assign, transfer and convey to the Acquiring Portfolio all of the assets (subject to stated liabilities) of the Portfolio, including all securities and cash, in exchange for shares of the Acquiring Portfolio having an aggregate net asset value equal to the value of the Portfolio's net assets. The Portfolio will distribute all Acquiring Portfolio shares received by it among its shareholders so that each shareholder will receive a pro rata net asset value equal to the aggregate net asset value of the shareholder's Portfolio shares as of the date of the Exchange. Thereafter, the Portfolio will be dissolved.

As a result of the Exchange, each Portfolio shareholder will cease to be a shareholder of the Portfolio and will become a shareholder of the Acquiring Portfolio as of the close of business on the date of the Exchange.

The Board has concluded that the Exchange would be in the best interests of the Portfolio and its shareholders, and the interests of existing shareholders of the Portfolio should not be diluted as a result of the transactions contemplated by the Exchange. See "Reasons for the Exchange."

TAX CONSEQUENCES. Sutherland Asbill & Brennan, LLP, counsel to ATSF, will issue an opinion (based on certain assumptions), as described below, as of the effective date of the Exchange to the effect that the transaction will not give rise to the realization or recognition of income, gain or loss for federal income tax purposes to the Policyowners and that neither the Policyowners, the Portfolio, the Acquiring Portfolio, nor their respective shareholders will incur any federal income tax liability as a result of the transaction. See "Information about the Exchange - Federal Income Tax Consequences."

COMPARISON OF THE PORTFOLIO AND THE ACQUIRING PORTFOLIO. The following discussion is primarily a summary of certain parts of the Portfolio's Prospectus, as amended, and the Acquiring Portfolio's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

         Objective. The Portfolio and the Acquiring Portfolio have similar investment objectives. The Portfolio seeks preservation of capital, reduced volatility, and superior long-term risk-adjusted returns. The Acquiring Portfolio seeks preservation of capital and competitive investment returns.

         Strategies. (Portfolio) To pursue its goal, the Portfolio invests principally in common stocks (primarily of domestic large-cap companies), U.S. Treasuries ("A" series and investment grade corporate bonds) and convertible securities. [AEGON USA Investment Management, Inc. ("AIMI"), sub-adviser to the Portfolio, uses a top-down investment strategy to find stocks of medium to large capitalization companies that fit a value criteria.] The process for selecting companies is based on fundamental analysis.

More specifically, AIMI looks at the industry structure, organizational structure, financial structure, and business prospects of each portfolio company. It then applies the analysis of these factors to financial forecasts which, in turn, drives the valuation of a company's stock. AIMI uses a two stage dividend discount model to value a company. Once AIMI initiates a position, it monitors and continually reassesses its prior analysis. When AIMI believes the price fully reflects its independent valuation or there is a significant change in the fundamentals of the company, the portfolio sells the security.

         Strategies. (Acquiring Portfolio): The Acquiring Portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the Acquiring Portfolio's investment objective by investing principally in: income-producing common and preferred stocks; U.S. Treasury bonds, notes and bills; money market funds; and covered call options and put options.

         In selecting stocks, TIM focuses on high-quality, liquid, large capitalization stocks, using a bottom-up screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has over-reacted to perceived risks. With this approach, the Acquiring Portfolio seeks to achieve a dividend income yield higher than that of the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the median market capitalization was approximately $3.7 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion.

         TIM employs an investment technique called "asset allocation," which shifts assets from one class of investment to another (such as from equity to debt) when it anticipates changes in market direction.

         TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds (up to 10% of total assets).

         TIM has developed forecasting models to predict movements in the stock market for both short (12 to 18 month) and long (3 to 5 year) time periods. These models help compare the risks and rewards. TIM anticipates in holding stocks versus debt instruments and money market funds. Such techniques may result in increased portfolio expenses as brokerage fees.

         Thus, the models determine when the sub-adviser is to "tactically" adjust the Acquiring Portfolio's asset allocation among stocks, bonds, U.S. debt obligations and money market funds.

         Main Risks. The principal risks associated with an investment in the Portfolio are Stock Risk, Fixed-Income Securities Risk and Convertible Security Risk. The principal risks associated with an investment in the Acquiring Portfolio are similar and include Stock Risk, Fixed-Income Securities Risk, Quantitative Models Risk and Futures and Options Risk. As a result, the value of your investment in the Acquiring Portfolio, as in the Portfolio, will fluctuate, which means that you could lose money.

         Stock Risk - While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a portfolio hold fluctuate in price, the value of your investment in a portfolio will go up and down.

         Fixed-Income Securities - The value of these securities may change daily based on changes in the interest rate, and other market conditions and factors. These risks include: changes in interest rates, length of time to maturity and issuers defaulting on their obligations to pay interest or return principal.

         Convertibles - As with all debt securities, the market value of convertibles tends to decline as interest rates increase and, conversely, increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock.

         Quantitative Models - Securities selected using statistical models may result in incorrect asset allocations causing overall returns to be lower than it other methods of selection were used.

Futures and Options -Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include: inaccurate market predictions; imperfect correlation; illiquidity; and tax considerations. The portfolios are not required to hedge their investments.

         Fees and Expenses. The fees and expenses of the Portfolio and the Acquiring Portfolio set forth below are for the period ended June 30, 2001. The "Pro Forma After Exchange" information is estimated based on net assets and portfolio accruals of the Portfolio and the Acquiring Portfolio as of June 30, 2001. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is reflected in the portfolio's net asset value per share.

PERFORMANCE

The bar chart and table below give an indication of the portfolios' risk and performance. The charts show changes in the portfolios' performance from year to year. The performance calculations do not reflect charges or deductions under the policies or annuity contracts. These fees and expenses would lower investment performance. The tables show how the portfolios' average annual total return for the periods indicated compare to those of a broad measure of market performance.

Portfolio:

         Total Return
         (per calendar year)

                  {INSERT TABLE - }

         1995 - 19.80% 1996 - 10.72%; 1997 - 17.10%; 1998 - 6.93%; 1999 - 3.03%;
2000 - 5.83%; 2001 - (to come)

Highest and Lowest Return
(Quarterly 1995 - 2001)

                                                           Quarter Ended

Highest .................. ____%                           _______
Lowest ................... ____%                           _______

Average Annual Total Returns
(through December 31, 2000)

                                    1 Year        5 Years      Since Inception
                                                               (March 1, 1994)
AEGON Balanced                      5.83%         8.61%        8.14%
S&P500 Composite
Stock Index                        (9.10)%       18.33%        18.61%
Lehman Brothers
Intermediate U.S. Government/
Credit Index                       10.12%         6.12%        6.38%

Acquiring Portfolio:

         Total Return
         (per calendar year)

                  {INSERT TABLE - }

         1995 - 20.09% 1996 - 14.42%%; 1997 - 16.59%; 1998 - 8.32%; 1999 -
(5.64)%; 2000 - 17.55% and 2001 - _____%.

Highest and Lowest Return
(Quarterly 1996 - 2001)

                                                         Quarter Ended

Highest ...................   ____%                      _______
Lowest ....................  _____%                      _______

Average Annual Total Returns
(through December 31, 2000)

                                       1 Year      5 Years      Since Inception
                                                                (January 3,1995)
Transamerica Value Balanced*           17.55%       9.90%       11.55%
Lehman Brothers Intermediate
U.S. Government/Credit Index           10.12%       6.12%       7.60%
Russell 1000 Value Index                7.01%      16.91%       20.25%
*Prior to August 24, 2001, this portfolio was named Dean Asset Allocation.

SHAREHOLDER FEES

There are no shareholder fees at the portfolio level. Fees are included in the Contract that you have chosen.

ANNUAL PORTFOLIO OPERATING EXPENSES
(Expenses Paid from Portfolio Assets)
(percentage of average net assets for the period ended June 30, 2001):

PORTFOLIO SHARES:
---------------------------------- ---------------------------------------------

---------------------------------- ---------------------------------------------
Management Fees                    0.80%
---------------------------------- ---------------------------------------------
Distribution and service (12b-1
fees)                               NONE
---------------------------------- ---------------------------------------------
Other Expenses                     0.09%
---------------------------------- ---------------------------------------------
Total annual Portfolio operating
expenses*                          0.89%
---------------------------------- ---------------------------------------------
Expense reduction (a)               -0-
---------------------------------- ---------------------------------------------
Net Operating Expenses             0.89%
---------------------------------- ---------------------------------------------

(a) Contractual arrangement with ATF Advisers through 4/30/02 for expenses that exceed 1.00%.

ACQUIRING PORTFOLIO:
---------------------------------- ---------------------------------------------

---------------------------------- ---------------------------------------------
Management Fees                    0.75%
---------------------------------- ---------------------------------------------
Distribution and service (12b-1
fees)                              None
---------------------------------- ---------------------------------------------

---------------------------------- ---------------------------------------------
Other Expenses                     0.07%
---------------------------------- ---------------------------------------------
Total annual Portfolio operating
expenses                           0.82%
---------------------------------- ---------------------------------------------
Expense reduction (a)               -0-
---------------------------------- ---------------------------------------------
Net Operating Expenses             0.82%
---------------------------------- ---------------------------------------------

(a) Contractual arrangement with ATF Advisers through 4/30/02, for expenses that exceed 1.00%.


PRO FORMA AFTER EXCHANGE:
---------------------------------- ---------------------------------------------

---------------------------------- ---------------------------------------------
Management Fees                    0.75%
---------------------------------- ---------------------------------------------
Distribution and service (12b-1
fees)                              None
---------------------------------- ---------------------------------------------
Other Expenses                     0.07%
---------------------------------- ---------------------------------------------
Total annual Portfolio operating
expenses                           0.82%
---------------------------------- ---------------------------------------------
Expense reduction (a)               -0-
---------------------------------- ---------------------------------------------
Net Operating Expenses             0.82%
---------------------------------- ---------------------------------------------

(a) Contractual arrangement with ATF Advisers through 4/30/02, for expenses that exceed 1.00%.



MANAGEMENT FEES. The current investment advisory fee for the Portfolio is 0.80% of the Portfolio's average daily net assets. The investment advisory fee for the Acquiring Portfolio is 0.75% of its average daily net assets. ATF Advisers received $852,918 in advisory fees from the Portfolio and $1,706,549 in advisory fees from the Acquiring Portfolio for the period ended June 30, 2001.

If the advisory fee for the Acquiring Portfolio had been in effect for the fiscal year ended December 31, 2000, the Acquiring Portfolio would have paid $1,505,779 in advisory fees.

BOARD CONSIDERATION OF FEES. Upon the resignation of [AIMI] [See comment re C.A.S.E. on page 4.] as sub-adviser for the Portfolio, the Board reviewed the performance of the Portfolio, the asset base of the Portfolio and the fees. It considered a variety of alternatives potentially available to the Portfolio, including maintaining the status quo or liquidating the Portfolio.

The Board examined the nature, quality and scope of the services provided to the Acquiring Portfolio by TIM. They considered that the Acquiring Portfolio's larger asset base as the result of the Exchange may result in great economies of scale and may result in savings for Policyowners. The Board also reviewed the current fee structure for the portfolios and the fees of similar portfolios in the mutual fund industry.

DIVIDENDS, DISTRIBUTIONS AND TAXES. The Acquiring Portfolio qualified for its year ended December 31, 2000 as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and it intends to so qualify each year. As a result of qualifying as a regulated investment company, the Acquiring Portfolio will not be subject to federal income tax to the extent that the Acquiring Portfolio distributes its net investment income and net capital gains. All income and capital gain distributions are automatically reinvested in gross income of the separate accounts holding such shares to the extent required by the Code.

ATSF intends to pay out all of the Acquiring Portfolio's net investment income and net realized capital gains for each year. The Acquiring Portfolio normally pays dividends and distributes capital gain, if any, annually, with distributions mostly from net capital gains.

EXCHANGE PRIVILEGES. You can exchange one or more of your portfolios in the ATSF family for another portfolio offered by your product up to 12 times per year without incurring a fee. Please review the prospectus for the product that you have chosen for your exchange privileges.

PURCHASES AND REDEMPTIONS. Shares of the Acquiring Portfolio are offered continuously, without any sales charge, at prices equal to its net asset value. Shares are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received. Depending upon the net asset value at the time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed is made as soon as possible, but in any event within seven days after receipt of a request for redemption.

The net asset value of the Acquiring Portfolio shares is the value of its assets minus its liabilities. The Acquiring Portfolio calculates its net asset value every day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time).

The Acquiring Portfolio generally values its securities based on market prices or quotations. The Acquiring Portfolio's currency conversions, if any, are done as of the close of the London stock market, which is 12:00 p.m., Eastern time. When market prices are not available, or when ATSF believes they are unreliable or that the value of a security has been materially affected by events occurring after a foreign exchange closes, the Acquiring Portfolio may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Acquiring Portfolio's Board of Directors. A portfolio that uses fair value to price securities may value those securities higher or lower than another portfolio that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed, and the value of any foreign securities owned by the Acquiring Portfolio could change on days when an insurance company separate account on a qualified plan cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan must place its order with the transfer agent before the NYSE closes. If the NYSE closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day's price.

INVESTMENT ADVISER. The investment adviser for both the Portfolio and the Acquiring Portfolio is AEGON/Transamerica Fund Advisers, Inc. ("ATF Advisers") (formerly, WRL Investment Management, Inc.), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATF Advisers has served as an investment adviser since 1997 (prior to that date, WRL served as investment adviser). ATF Advisers hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser in the ATSF family. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each portfolio, and is paid per the terms of the Investment Advisory Agreements.

ATF Advisers is a wholly owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company that is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands Corporation and publicly traded international insurance group. TIM is an affiliate of AEGON/Transamerica Series Fund, Inc. and the investment adviser.

PORTFOLIO MANAGEMENT. The sub-adviser for the Portfolio is AIMI, but the Portfolio is managed by Michael Van Meter of VMF Capital, LLC. Mr. Van Meter has served as the senior portfolio manager of the Portfolio since its inception. He has been employed by VMF Capital, LLC since July 1998. Prior to joining VMF, Mr. Van Meter was employed by AIMI.

The Acquiring Portfolio is co-managed by John C. Riazzi, CFA and Gary U. Rolle, CFA. They have served as co-portfolio managers of this portfolio since August 2001.

Prior to joining TIM in 2001, Mr. Riazzi served as portfolio manager, president and chief investment officer at Dean Investment Associates and, while at Dean, served as portfolio manager of Dean Asset Allocation since its inception.

Mr. Rolle is president and chief investment officer at TIM and serves as an officer of various Transamerica entities. He joined TIM in 1967.

BOARD MEMBERS. The same Board oversees both the Portfolio and the Acquiring Portfolio. The Board is composed of nine members. John R. Kenney serves as Chairman and Chief Executive Officer. Mr. Kenney is an affiliated person of ATSF and related entities. Patrick S. Baird, also an affiliated person, serves as Director and President of ATSF. The remaining Board members are "disinterested persons" as defined by the 1940 Act. Peter R. Brown serves as Vice Chairman. The remaining "disinterested" Board members are Russell Kimball, Daniel Calabria, Charles Harris, William Short, Jr., Janice B. Case and Leo Hill.

The Board is not required to hold annual meetings to elect directors. A description of the directors is set forth in the ATSF Statement of Additional Information dated May 1, 2001.

CAPITALIZATION. Because the Portfolio will be combined with the Acquiring Portfolio in the Exchange, the total capitalization of the Acquiring Portfolio after the Exchange is expected to be greater than the current capitalization of the Portfolio alone.

The following table sets forth as of June 30, 2001 (1) the capitalization of the Portfolio's shares; (2) the capitalization of the Acquiring Portfolio's shares; and (3) the pro forma capitalization of the Acquiring Portfolio's shares, as adjusted showing the effect of the Exchange had it occurred on such date. There is, of course, no assurance that the Exchange will be consummated. Moreover, if consummated, the capitalization of the Acquiring Portfolio is likely to be different on the closing date, based on assets and shares outstanding as of that date, as a result of fluctuations in the value of portfolio securities of each portfolio and daily share purchase and redemption activity of each portfolio.


---------------------------- -------------------------- -------------------------- --------------------------
                             Portfolio Shares           Acquiring Portfolio        Pro Forma After Exchange
                             (in thousands)             Shares (in thousands)      Acquiring Portfolio (in
                                                                                   thousands)

---------------------------- -------------------------- -------------------------- --------------------------
Total net assets             $108,749                   $251,326                   $360,075
---------------------------- -------------------------- -------------------------- --------------------------
Net asset value per share    $  12.91                   $  13.92                   $  13.92
---------------------------- -------------------------- -------------------------- --------------------------
Shares outstanding           $  8,426                   $ 18,049                   $ 25,862
---------------------------- -------------------------- -------------------------- --------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. Each of the Portfolio and the Acquiring Portfolio distributes to its shareholders net investment income, any net realized short-term capital gains, and any net realized long-term capital gains annually. Such dividends and distributions are automatically reinvested in the Portfolio or Acquiring Portfolio shares at net asset value, unless the shareholder requests cash. See "Distributions and Taxes" in the ATSF Statement of Additional Information dated May 1, 2001.

SHAREHOLDER RIGHTS. Both the Acquiring Portfolio and the Portfolio are part of a Maryland corporation, and thus their shareholders have the same rights due them under the state law. ATSF is not required to hold annual meetings of shareholders and has no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, ATSF is required to hold a shareholders' meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if it desires to change any portfolio's fundamental investment policies.

                            REASONS FOR THE EXCHANGE

AIMI, the sub-adviser of the Portfolio, has notified the Board that it would terminate its sub-advisory services to the Portfolio effective April 30, 2002. Upon its notice, the Board concluded that an Exchange would be in the best interests of the respective shareholders of the Portfolio and the Acquiring Portfolio.

The Board believed that the Exchange would permit shareholders to pursue similar investment goals in a larger portfolio without diluting shareholders' interests.

In determining whether to recommend approval of the Exchange, the Board considered the following factors, among others: (1) the compatibility of the Acquiring Portfolio and the Portfolio's investment objective and management policies, as well as the services offered by ATSF to both portfolios; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Acquiring Portfolio and the Portfolio, as well as the expense ratios of similar portfolios and the estimated expense ratio of the combined Portfolio; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Acquiring Portfolio and the Portfolio as a result of the Exchange

                         INFORMATION ABOUT THE EXCHANGE

Plan Of Exchange. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that the Acquiring Portfolio will acquire all of the assets of the Portfolio at net asset value, in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Portfolio's stated liabilities on April 3, 2002, or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Portfolio shares to be issued to the Portfolio will be determined on the basis of the relative net asset values per share and aggregate net assets of the shares of the Acquiring Portfolio and the Portfolio, generally computed as of the close of trading on the floor of the NYSE (currently at 4:00 p.m. ET) on the Closing Date.

Prior to the Closing Date, the Portfolio will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Portfolio shareholders all of the Portfolio's previously undistributed investment company taxable income, if any, for the fiscal period ending on or prior to the Closing Date (computed without regard to any deduction or dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the fiscal period ending on or prior to the Closing Date (after reduction for any capital loss carried forward).

As conveniently as practicable after the Closing Date, the Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the shares received by it in the Exchange. Such distribution and liquidation will be accomplished by establishing accounts on the share records of the Acquiring Portfolio in the name of each Portfolio shareholder, each account representing the respective pro rata number of Acquiring Portfolio shares due to the shareholder. After such distribution and the winding up of its affairs, the Portfolio will be dissolved.

The Plan may be amended at any time prior to the Exchange but will not be amended to adversely affect shareholders without their approval. The Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Portfolio and the Acquiring Portfolio under the Plan are subject to various conditions, including approval by Portfolio shareholders holding the requisite number of Portfolio shares and the continuing accuracy of various representations and warranties of the Portfolio and the Acquiring Portfolio being confirmed by the respective parties. The Plan may be terminated at any time before the Closing Date by resolution of the Board.

The total expenses of the Exchange are expected to be approximately $_____, which will be borne pro rata according to the aggregate net assets of the Acquiring Portfolio and the Portfolio on the date of the Exchange.

FEDERAL INCOME TAX CONSEQUENCES. Consummation of the Reorganization is subject to the condition that ATSF receive an opinion of Sutherland Asbill & Brennan LLP ("Sutherland"), counsel to ATSF, regarding the following matters for federal income tax purposes:

The exchange of the Fund's assets for the Acquiring Fund shares and the assumption of the stated liabilities of the Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive the opinion of Sutherland Asbill & Brennan LLP, counsel to the Fund and the Acquiring Fund, to the effect that on the basis of the existing provisions of the Code, Treasury regulations thereunder, and certain facts, assumptions and representations, for Federal income tax purposes:

          (1) the Portfolio and the Acquiring Portfolio will each be considered "a party to the reorganization" within the meaning of Section 368(b) of the Code;
          (2) each Portfolio will not recognize any gain or loss as a result of such transaction;
          (3) the Acquiring Portfolio will not recognize any gain or loss as a result of such transaction;
          (4) the Portfolio's shareholders will not recognize any gain or loss on the distribution of Portfolio shares in exchange for the Acquiring Portfolio shares;
          (5) the aggregate tax-basis of shares of the Acquiring Portfolio received by a shareholder of the Portfolio will be the same as the aggregate tax-basis of such shareholder's Portfolio shares immediately prior to the Exchange;
          (6) the tax-basis of Acquiring Portfolio in the assets of the Portfolio received pursuant to such transaction will be the same as the tax-basis of such assets in the hands of the Portfolio immediately before such transaction;
          (7) a Portfolio's shareholder's holding period for Acquiring Portfolio shares will be determined by including the period for which such Portfolio shareholder held the Portfolio shares exchanged, provided that the shareholder held such shares in the Portfolio as a capital asset; and
          (8) Acquiring Portfolio's holding period with respect to the assets received in the Exchange will include the period for which such assets were held by the Portfolio.

If the Exchange of the Portfolio does not constitute a reorganization of the Portfolio under Section 368(a) of the Code, the Portfolio will recognize gain or loss on the transfer of its assets to the Acquiring Portfolio as if it had disposed of those assets for an amount of cash equal to the value of the Acquiring Portfolio's shares received in the Exchange plus the amount of any liabilities of the Portfolio assumed by the Acquiring Portfolio. However, so long as the Portfolio qualifies as a "regulated investment company" under
Section 851 of the Code for its taxable year ending on the Closing Date and makes all distributions in accordance with the timing requirements imposed by the Code, it will not have any federal income tax liability from the transaction.

In addition, pursuant to Section 817 of the Code, to the extent that an insurance company shareholder of the Portfolio shares in a separate account to fund benefits under variable contracts, its tax basis in the shares for federal income tax purposes will generally be equal to the fair market value of the shares. Consequently, the exchange of the Portfolio shares for the Acquiring Portfolio shares should not cause such a shareholder to realize or recognize any taxable gain or loss.

Finally, whether or not the Exchange constitutes a "reorganization" of the Portfolio under Section 368(a) of the Code, a Policyowner will not realize or recognize gain or loss on the Exchange of the Portfolio because a Policyowner is not considered to own the shares of the Portfolio or Acquiring Portfolio for federal income tax purposes.

ATSF has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed above. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisors concerning their potential tax consequences, including state and local income taxes.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

The Board has approved the Plan and the Exchange and has determined that (1) participation in the Exchange is in the best interest of the Portfolio and its shareholders and (2) the interests of shareholders of the Portfolio will not be diluted as a result of the Exchange. Pursuant to the ATSF charter documents, an affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

           THE ATSF BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED"
          DIRECTORS, RECOMMENDS THAT THE PORTFOLIO'S SHAREHOLDERS VOTE
                  "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

     ADDITIONAL INFORMATION ABOUT THE PORTFOLIO AND THE ACQUIRING
                                   PORTFOLIO

Information about the Portfolio and the Acquiring Portfolio is incorporated by reference into the Prospectus/Proxy Statement from the ATSF Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-507), as amended.

The Portfolio and the Acquiring Portfolio are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the SEC. These materials may be inspected and copied at the Public Reference Facilities of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such materials may also bed obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C., at prescribed rates.

                               VOTING INSTRUCTIONS

Interest in the Contracts for which no timely instructions are received will be voted in proportion to the instructions that are received from other Policyowners. WRL will also vote any shares in separate accounts that it owns and that are not attributable to Contracts in the same proportion as determined for Policyowners.

If your voting instructions are properly submitted and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the voting instruction card will be voted in accordance with the instructions provided. Unless instructions to the contrary are provided, your voting instruction card will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any Policyowner that has submitted his or her voting instruction has the right to revoke it at any time prior to its exercise, either by attending the Meeting and submitting a new voting instruction form, or by submitting a letter of revocation or a later-dated voting instruction form to ATSF at the above address prior to the date of the Meeting.

For your convenience, you may submit your instructions by mail, by telephone, via the Internet or by facsimile. If providing instructions by mail, please indicate your instructions on the enclosed voting instruction card, date and sign the card, and mail it in the enclosed envelope which requires no postage if mailed in the United States, allowing sufficient time to be received by the meeting on April 16, 2002 at 1:00 p.m. To vote via the Internet, by telephone or by fax, please follow the enclosed instructions.

If you give your instructions via the Internet, by telephone or via facsimile, please do not mail your voting instruction card. Please provide your instructions only one time, unless you later decide to change your instructions.

Solicitation. The principal solicitation of instructions will be by the mailing of this Prospectus/Proxy Statement on or about February __, 2002, but instructions may also be solicited by telephone and/or in person by representatives of ATSF, its affiliates, and ALAMO Direct ("ALAMO"), a proxy services firm. The estimated cost for the services by ALAMO is $_____. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxy materials to their principals. The cost of the Meeting, including the preparation and mailing of the Notice, Proxy Statement and voting instruction form(s), and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the shareholders of the Portfolio.

As the date of the Meeting approaches, certain Policyowners of the Portfolio may receive a call from a representative of ATSF or ALAMO, if ATSF has not yet received their instructions. Authorization to permit the representative to execute the instruction form may be obtained from Policyowners by telephonic instructions. Voting instructions that are obtained telephonically in the solicitation process will be recorded in accordance with the procedures set forth below.

If a telephonic voting instruction is solicited by such representative, the representative is required to ask the Policyowner for such Policyowner's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the Policyowner has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to the representative, then the representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the Policyowner's instructions on such proposal. Although the representative is permitted to answer questions about the solicitation process, he or she is not permitted to recommend to the Policyowner how to vote, other than to read the recommendation set forth in the Proxy Statement. The representative will record the Policyowner's instructions on the card. Within 72 hours, ATSF will send the Policyowner a letter or mailgram to confirm the Policyowner's vote and ask the Policyowner to call immediately if his or her instructions are not correct in the confirmation.

If a Policyowner wishes to participate at the Meeting, but does not wish to give voting instructions by telephone, such Policyowner may still submit the voting instruction form originally sent with the Proxy Statement or attend the Meeting in person. Any instruction given by a Policyowner, whether in writing, via the Internet or by telephone, is revocable. A Policyowner may revoke the accompanying voting instruction form or instructions given telephonically over via the internet at any time prior to its use by filing with ATSF a written revocation or duly executed form bearing a later date. In addition, any Policyowner that attends the Meeting in person may provide voting instructions at the Meeting, thereby canceling any instructions previously given.

                        FINANCIAL STATEMENTS AND EXPERTS

The financial statements incorporated in this Prospectus/Proxy Statement by reference to the Annual Report of the AEGON/Transamerica Series Fund, Inc. as of December 31, 2000 and for each of the periods indicated have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.

In adddition, the unaudited financial statements of the Portfolio and the Acquiring Portfolio for the period ended June 30, 2001, have been incorporated herein by reference.

                                  OTHER MATTERS

The ATSF directors are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of instruction card to vote the proxy in accordance with their judgment on such matters.

                                   LITIGATION

Neither Portfolio nor ATSF is involved in any litigation that would have any material adverse effect upon either portfolio.

It is important that you provide your instructions promptly. Therefore, Policyowners who do not expect to attend in person are urged to compete, date, sign and return your voting instruction form(s) in the enclosed, stamped envelope by 5:00 p.m. April 14, 2002 in time to be voted at the Meeting. Or if you prefer, provide your instructions by telephone, via the internet or by facsimile by following the enclosed instructions.

                                    EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated _____ (the "Agreement") between AEGON Balanced (the "Portfolio") and Transamerica Value Balanced (the "Acquiring Portfolio") of AEGON/Transamerica Series Fund, Inc. ("ATSF"), a Maryland Corporation.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Portfolio in exchange solely for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of certain liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Portfolio shares to the shareholders of the Portfolio in liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Portfolio is diversified, and the Acquiring Portfolio is non-diversified, and both are registered, open-end management investment companies, and the Portfolio owns securities, which are assets of the character in which the Acquiring Portfolio is permitted to invest;

WHEREAS, ATSF is authorized to issues shares of both the Portfolio and the Acquiring Portfolio to certain insurance companies and their separate accounts as the underlying investment medium for owners of variable life insurance policies and variable annuity contracts;

WHEREAS, the Board of Directors of ATSF has determined that the exchange of all of the assets of the Portfolio and certain liabilities of the Portfolio for shares of the Acquiring Portfolio and the assumption of such liabilities is in the best interest of the Acquiring Portfolio's Policyowners and that the interests of the Acquiring Portfolio's existing shareholders would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of ATSF has determined that the exchange of all of the assets and certain of the liabilities of the Portfolio for shares of the Acquiring Portfolio and the assumption of such liabilities is in the best interest of the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders would not be diluted as a result of the transaction:

NOW THEREFORE, in consideration of the premises and covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ASSETS OF THE PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND ASSUMPTION OF PORTFOLIO LIABILITIES
         AND LIQUIDATION OF THE PORTFOLIO.

         1.1 Subject to the terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Acquiring Portfolio all of the assets of the Portfolio, including all securities and cash (subject to liabilities), and the Acquiring Portfolio agrees in exchange therefor (i ) to deliver to the Portfolio the number of Acquiring Portfolio shares, including fractional Acquiring Portfolio shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Portfolio, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date ("Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Portfolio shares, the Acquiring Portfolio shall credit the Acquiring Portfolio shares to the Portfolio's account on the books of the Acquiring Portfolio and shall deliver a confirmation thereof to the Portfolio.

         1.2 The Portfolio will endeavor to discharge all of its know liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the

                    Portfolio prepared by ATSF, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Portfolio shall assume only those liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3 Delivery of the assets of the Portfolio to be transferred shall be made on the Closing Date and shall be delivered to Investors Bank and Trust ("IBT"), the ATSF custodian (the "Custodian"), for the account of the Acquiring Portfolio, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Portfolio free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Portfolio.

          1.4 The Portfolio will pay or cause to be paid to the Acquiring Portfolio any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Portfolio hereunder. The Portfolio will transfer to the Acquiring Portfolio any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Portfolio on the Closing Date and shall not be separately valued.

          1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Portfolio will liquidate and distribute pro rata to the Portfolio's shareholders of record, determined as of the close of business on the Closing Date, Acquiring Portfolio shares received by the Portfolio pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Portfolio shares then credited to the account of the Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Portfolio's shareholders and representing the respective pro rata number of the applicable Acquiring Portfolio shares due such shareholders. All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio.

          1.6 Ownership of Acquiring Portfolio shares will be shown on the books of the Acquiring Portfolio's transfer agent. Shares of the Acquiring Portfolio will be issued in the manner described in the ATSF current prospectus and statement of additional information.

          1.7 Any transfer taxes payable upon issuance of the Acquiring Portfolio shares in a name other than the registered holder of the Acquiring Portfolio shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio shares are to be issued and transferred.

          1.8 Any reporting responsibility of the Portfolio is and shall remain the responsibility of the Portfolio up to and including the Closing Date and such later date on which the Portfolio is dissolved.

          2.  VALUATION.

          2.1 The value of the Portfolio's assets to be acquired by the Acquiring Portfolio hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the ATSF Articles of Incorporation, as amended, (the "ATSF Charter"), and then-current prospectus or statement of additional information. In no event shall the same security held by both the Portfolio and the Acquiring Portfolio be valued at different prices.

          2.2 The net asset value of an Acquiring Portfolio share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the ATSF Charter and then-current prospectus or statement of additional information.

          2.3 The number of Acquiring Portfolio shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets of the Portfolio determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Portfolio share, determined in accordance with paragraph 2.2.

          2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Portfolio.

          3.   CLOSING AND CLOSING DATE.

          3.1 The Closing Date shall be February 28, 2001 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 PM., Eastern time, at the offices of ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716 or such other time and/or place as the parties may mutually agree.

          3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Portfolio's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

          3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4 The transfer agent for the Portfolio shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Portfolio's shareholders and the number and percentage ownership of outstanding shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio shares to be credited on the Closing Date to the Secretary of the Portfolio, or provide evidence satisfactory to the Portfolio that such Acquiring Portfolio shares have been credited to the Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

          4.       REPRESENTATIONS AND WARRANTIES.

          4.1 The Portfolio represents and warrants to the Acquiring Portfolio as follows:

                   (a) The Portfolio is a series of ATSF, in a Maryland Corporation, duly organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

                   (b) ATSF is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                   (c) Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the ATSF Articles of Incorporation, as amended (the "ATSF Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Portfolio is a party or by which it is bound.

                   (d) The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                   (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                   (f) The Statements of Assets and Liabilities of the Portfolio for the six-month period ended June 30, 2001 delivered to shareholders of the Portfolio (copies of which have been furnished to the Acquiring Portfolio) were prepared in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Portfolio as of such date.

                   (g) Since December 31, 2001, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in
                   Section 1.2 hereof.

                   (h) At the Closing Date, all Federal and other tax returns and reports of the Portfolio required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                   (i) As the Portfolio commenced operations on May 1, 2001, it intends to meet, and to continue to meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                   (j) All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio shares, nor is there outstanding any security convertible into any of the Portfolio shares.

                    (k) On the Closing Date, the Portfolio will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                    (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Portfolio's Board of Directors and, subject to the approval of shareholders of the Portfolio, this Agreement will constitute the valid and legally binding obligation of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                    (m) The proxy statement of the Portfolio (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2       The Acquiring Portfolio represents and warrants as follows:

                    (a) The Acquiring Portfolio is a series of ATSF duly organized and validly existing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                    (b) The Acquiring Portfolio is registered under the 1940 Act as an open-end, non-diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                    (c) The current prospectus and statement of additional information of the Acquiring Portfolio conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                    (d) The Acquiring Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Portfolio's Charter or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Portfolio is a party or by which it is bound.

                    (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                    (f) The Statements of Assets and Liabilities of the Acquiring Portfolio for the period ending June 30, 2001, delivered to shareholders of the Acquiring Portfolio (copies of which have been furnished to the Portfolio) were prepared in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial conditions of the Acquiring Portfolio as of such date.

                    (g) Since December 30, 2001, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

                    (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Portfolio required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                    (i) For each fiscal year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                    (j) All issued and outstanding shares of the Acquiring Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Portfolio's shares, nor is there outstanding any security convertible into any Acquiring Portfolio shares.

                    (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Portfolio's Board of Directors, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                    (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Portfolio and is based on information furnished by the Acquiring Portfolio) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.  COVENANTS OF THE ACQUIRING PORTFOLIO AND THE PORTFOLIO.

          5.1 The Acquiring Portfolio and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

          5.2 The Portfolio will call a meeting of Portfolio shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 Subject to the provisions of this Agreement, the Acquiring Portfolio and the Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Portfolio shall furnish the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Portfolio for Federal income tax purposes which will be carried over to the Acquiring Portfolio as a result of Section 381 of the Code and which will be certified by the Portfolio's President or its Vice President and Treasurer.

          5.5 The Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Portfolio shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6 The Acquiring Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO.

The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be subject, at its election, to the performance by the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1 All representations and warranties of the Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2 The Portfolio shall have delivered to the Acquiring Portfolio a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Portfolio.

          6.3 The Portfolio shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by the ATSF President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Portfolio, to the effect that the representations and warranties of the Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Portfolio shall reasonably request.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PORTFOLIO.

The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1 All representations and warranties of the Acquiring Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2 The Acquiring Portfolio shall have delivered to the Portfolio on the Closing Date a certificate executed in its name by the ATSF President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Portfolio, to the effect that the representations and warranties of the Acquiring Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Portfolio shall reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE PORTFOLIO.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Portfolio or the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Portfolio's Charter.

          8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Portfolio or the Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Portfolio, provided that either party hereto may for itself waive any of such conditions.

          8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5 The Portfolio shall have declared a dividend or dividends which, together with all previous such shall have the effect of distributing to the Portfolio's shareholders all of the Portfolio's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6 The parties shall have received an opinion of Sutherland Asbill & Brennan LLP substantially to the effect that for Federal income tax purposes:

                    (a) The transfer of all or substantially all of the Portfolio's assets in exchange for the Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Portfolio solely in exchange for the Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio; (c) No gain or loss will be recognized by the Portfolio upon the transfer of the Portfolio's assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio or upon the distribution (whether actual or constructive) of the Acquiring Portfolio shares to Portfolio shareholders in exchange for their shares of the Portfolio; (d) No gain or loss will be recognized by Portfolio shareholders upon the exchange of their Portfolio shares for the Acquiring Portfolio shares; (e) The aggregate tax basis for the Acquiring Portfolio shares received by each of the Portfolio's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Portfolio shares to be received by each Portfolio shareholder will include the period during which the Portfolio shares exchanged therefor were held by such shareholder (provided the Portfolio shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Portfolio assets acquired by the Acquiring Portfolio will be the same as the tax basis of such assets to the Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Portfolio.

          No opinion will be expressed as to the effect of the Reorganization on
(i) the Portfolio or the Acquiring Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Portfolio that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

9.   TERMINATION OF AGREEMENT.

          9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Portfolio or of the Acquiring Portfolio, as the case may be, at any time prior to the Closing Date (and notwithstanding any shareholder vote) if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

          9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors, officers or shareholders of the Acquiring Portfolio or of the Portfolio, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

10.  WAIVER.

         At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Portfolio or of the Acquiring Portfolio if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Portfolio or of the Acquiring Portfolio, as the case may be.

11.  MISCELLANEOUS.

          11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of Florida, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Portfolio and the Acquiring Portfolio shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws.

          11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the Acquiring Portfolio and the Portfolio have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                              AEGON/Transamerica Series Fund, Inc. on behalf of:
                              INTERNATIONAL EQUTY


                              By:  ___________________________________
                                       John R. Kenney
                                       Chairman and Chief Executive Officer

ATTEST:  __________________
         John K. Carter, Esq.
         Secretary

                              AEGON/Transamerica Series Fund, Inc. on behalf of:
                              American Century International

                              By:  ___________________________________
                                       John R. Kenney
                                       Chairman and Chief Executive Officer

ATTEST:  __________________
         John K. Carter, Esq.
         Secretary

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                         Relating to the Acquisition by
               Transamerica Value Balanced (the "Acquiring Fund")
               A Series of AEGON/Transamerica Series Fund ("ATSF")
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 1-800-851-9777

                                Of The Assets of
                                 AEGON BALANCED
                                A Series of ATSF

                            Dated: February 28, 2002

This Statement of Additional Information, which is not a prospectus, supplements and should be read in connection with the Prospectus/Proxy Statement dated February__, 2002, relating specifically to the proposed transfer of all of the assets and liabilities of AEGON Balanced (the "Portfolio") in exchange for shares of Transamerica Value Balanced (the "Acquiring Portfolio"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference.

     1. The ATSF Prospectus and Statement of Additional Information dated May 1, 2001.

     2.       The ATSF Annual Report dated December 31, 2000.

     3.       The ATSF Semi-Annual Report dated June 30, 2001.

                               GENERAL INFORMATION

This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and liabilities of AEGON Balanced to Transamerica Value Balanced, in exchange for like shares of (the "Exchange"). The aggregate net asset value of each share issued will have an aggregate net asset value equal to the aggregate net asset value of the shares of AEGON Balanced that were outstanding immediately before the effective time of the Exchange.

         After the transfer of substantially all of its assets and stated liabilities in exchange for the Acquiring Portfolio, the Portfolio will distribute such shares to its shareholders in liquidation of the Portfolio. Each shareholder owning shares of the Portfolio at the effective time of the Exchange will receive shares from the Acquiring Portfolio of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Exchange on shares of the Portfolio. The Acquiring Portfolio will establish an account for each former shareholder of the Portfolio reflecting the appropriate number of shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by the Portfolio for each shareholder. Upon completion of the Reorganization with respect to the Portfolio, all outstanding shares of the Portfolio will have been redeemed and cancelled in exchange for shares distributed by the Acquiring Portfolio, and the Portfolio will wind up its affairs and be terminated as a series of ATSF under Maryland law.

For further information about the transaction, see the Proxy
Statement/Prospectus.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following tables set forth the unaudited Pro Forma Combined Schedule of Investments as of June 30, 2001, Pro Forma Combined Statement of Assets and Liabilities as of June 30, 2001, and Pro Forma Combined Statement of Operations for the six months ended June 30, 2001, and give effect to the proposed merger of the Portfolio into the Acquiring Portfolio. The merger provides for the transfer of all or substantially all of the assets of the Portfolio to the Acquiring Portfolio. Specifically, current shareholders of the Portfolio will receive shares of the Acquiring Portfolio. As a result of the transaction the Portfolio will be liquidated.

                                    EXHIBIT A

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The unaudited pro forma information attached to this Exhibit A gives effect to the proposed transfer of substantially all of the assets and liabilities of the AEGON Balanced portfolio (the "Portfolio") to the Transamerica Value Balanced portfolio (the "Acquiring Portfolio") as if such transfer had occurred as of June 30, 2001. In addition, the pro forma combined statements have been prepared based upon the fee and expense structure of the Portfolio. The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Portfolio and the Acquiring Portfolio incorporated herein by reference in this Exhibit A. The proposed transfer of the assets and liabilities of the Portfolio to the Acquiring Portfolio will be accounted for as a tax-free reorganization.

[PRO FORMA SCHEDULE OF INVESTMENTS]

[PRO FORMA STATEMENT OF ASSETS AND LIABILITIES]

[PRO FORMA STATEMENT OF OPERATIONS]

REORGANIZATION BETWEEN AEGON BALANCED AND TRANSAMERICA VALUE BALANCED

PRO FORMA NOTES TO THE FINANCIAL STATEMENTS
At June 30, 2001
(all amounts in thousands)
(unaudited)

NOTE 1 - GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the AEGON Balanced portfolio (the "Portfolio") to the Transamerica Value Balanced portfolio (the "Acquiring Portfolio") in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of substantially all of the liabilities of the Portfolio as described elsewhere in this proxy statement/prospectus.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Portfolio for shares of the Acquiring Portfolio will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Portfolio in exchange for shares of the Acquiring Portfolio at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on June 30, 2001. The unaudited Pro Forma Statement of Operations has been prepared as though the acquisition had been effective January 1, 2001.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of the Portfolio and the Acquiring Portfolio, which are included in their respective semi-annual reports dated June 30, 2001.

NOTE 2 - PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust shares outstanding of the Pro Forma portfolio based on combining the Portfolio at the Acquiring Portfolio's net asset value.

(b) To restate advisory fees for the Pro Forma Portfolio at 0.75% of average daily net assets from the current 0.80% of average daily net assets.

(c)  To remove duplicate Audit and accounting fees.

NOTE 3 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Acquiring Portfolio, a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund"), is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products.

See the Prospectus and the Statement of Additional Information for a description of the Acquiring Portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. Securities Transactions and Investment Income

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. Futures and Options Contracts

The Acquiring Portfolio is authorized to enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of futures contracts and options is imperfect correlation between the change in the value of the futures contracts and options and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. The underlying face amounts at value of written option contracts at June 30, 2001 are included in the Schedule of Investments.

Transactions in written options are as follows:

                                      Contracts*              Premium
                                      ----------              -------
Balance at 12/31/00                     15,331                $ 3,737
Written                                 18,025                  4,740
Exercised                               (5,989)                (1,522)
Expired                                (11,792)                (2,960)
                                        ------                -------
Balance as of 06/30/01                  15,575                $ 3,995
                                        ======                =======

*Contracts not in thousands


D. Securities Lending

The Acquiring Portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100% by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the Acquiring Portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the Acquiring Portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2001, securities lending income, net of related expenses, of $15 is included in interest income.

E. Federal Income Taxes

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code.

Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

F. Dividends and Distributions

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

G. Expense Offset Arrangement

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total expenses.

NOTE 4 - INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.


A. Investment Advisory Fees

The Acquiring Portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of Acquiring Portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent of the Acquiring Portfolio's normal operating expenses exceed the stated annual limit.

                   Advisory Fee             Expense Limit
                   ------------             -------------
                       0.75%                    1.00%

On August 24, 2001, the advisory fee for the Acquiring Portfolio was reduced from .80% to .75% of average daily net assets.

B. Sub-Advisers

On August 24, 2001, AEGON/Transamerica Advisers entered into an interim sub-advisory agreement with Transamerica Investment Management, LLC ("Transamerica") to provide investment services to the Acquiring Portfolio and compensates Transamerica as described in the Fund's Statement of Additional Information. In a Special Meeting held on December 14, 2001, shareholders approved a new sub-advisory agreement between AEGON/Transamerica Advisers and Transamerica. Transamerica is an indirect wholly owned subsidiary of AEGON NV.

Transamerica may occasionally place Acquiring Portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Transamerica. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Transamerica during the period ended June 30, 2001.

C. Administrative Services

The Acquiring Portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the Acquiring Portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of Acquiring Portfolio's shares, amounts equal to actual expenses associated with distributing such shares, up to a maximum rate of 0.15%, on an annualized basis, of the average daily net assets of the Acquiring Portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Acquiring Portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2001, the market value of invested plan amounts allocated to the Acquiring Portfolio was $4. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2001 are included in Net assets in the accompanying Statements of Assets and Liabilities.

PRO FORMA SCHEDULE OF INVESTMENTS
At June 30, 2001
(all amounts except share amounts in thousands)
(unaudited)


                                     Transamerica Value Balanced            AEGON Balanced                 Pro Forma Portfolio
                                   ------------------------------    ----------------------------    ------------------------------
                                     Principal         Market           Principal       Market         Principal          Market
                                       Amount          Value             Amount         Value            Amount           Value
                                   --------------  --------------    -------------  -------------    --------------   -------------
U.S. GOVERNMENT AGENCY
     OBLIGATIONS
     Fannie Mae
       5.25%, due 04/12/2004                                            $    1,000   $      1,001             1,000           1,001

     Fannie Mae
       5.75%, due 02/15/2008         $      4,000     $     3,980                                             4,000           3,980

     Fannie Mae
       6.00%, due 03/26/2008                                                 1,000            990             1,000             990

     Fannie Mae
       6.19%, due 07/07/2008                                                 1,000          1,003             1,000           1,003

     Fannie Mae
       7.25%, due 01/15/2010                                                 2,000          2,148             2,000           2,148

     Fannie Mae
       7.23%, due 11/17/2014                                                 1,000          1,021             1,000           1,021

     Federal Home Loan Bank
       6.50%, due 11/15/2004                                                 1,000          1,039             1,000           1,039

     Federal Home Loan Bank
       7.25%, due 02/15/2007                                                   950          1,020               950           1,020

     Federal Home Loan Bank
       7.01%, due 02/09/2016                                                 1,000            986             1,000             986

     Freddie Mac
       6.00%, due 02/05/2008                                                 1,420          1,420             1,420           1,420

     Freddie Mac
       8.00%, due 02/25/2010                                                 2,000          2,092             2,000           2,092
                                                   --------------                   -------------                     -------------
     Total U.S. Government
       Agency Obligations                                   3,980                          12,720                            16,700
                                                   --------------                   -------------                     -------------


CORPORATE DEBT SECURITIES

         Auto Repair,
           Services & Parking

      PHH Corporation
        7.02%, due 11/09/2001               9,000           9,087                                             9,000           9,087

          Automotive

      General Motors Corporation
        7.70%, due 04/15/2016                                                1,000          1,046             1,000           1,046

          Commercial Banks

      Bank of America Corporation
        7.40%, due 01/15/2011               7,500           7,790                                             7,500           7,790

      First Union Corporation
        6.82%, due 08/01/2026               3,000           3,098                                             3,000           3,098

      First Union Corporation
        - Florida
        6.18%, due 02/15/2036               3,000           3,004                                             3,000           3,004

      First Union Corporation
        - North Carolina
        6.18%, due 02/15/2036               3,710           3,715                                             3,710           3,715

      Huntington National Bank
        8.00%, due 04/01/2010                                                1,000          1,060             1,000           1,060

          Electric, Gas & Sanitary
            Services

      Avista Corporation
        5.99%, due 12/10/2007               9,000           7,677                                             9,000           7,677

          Food & Kindred Products

      Sara Lee Corporation
        6.95%, due 10/09/2006                                                1,000          1,033             1,000           1,033

          Gas Production &
            Distribution

      Duke Capital Corporation
        7.50%, due 10/01/2009                                                1,000          1,038             1,000           1,038

PRO FORMA SCHEDULE OF INVESTMENTS
At June 30, 2001
(all amounts except share amounts in thousands)
(unaudited)

                                      Transamerica Value Balanced            AEGON Balanced                 Pro Forma Portfolio
                                     -----------------------------     --------------------------      ----------------------------

          Holding & Other
            Investment Offices

      New Plan Excel Realty
        Trust, Inc.
        7.40%, due 09/15/2009              11,000           10,655                                           11,000          10,655

          Industrial Machinery
            & Equipment

      Caterpillar, Inc.
        7.25%, due 09/15/2009                                                1,000          1,049             1,000           1,049

          Personal Credit
            Institutions

      Commercial Credit Company
        6.63%, due 06/01/2015               4,250            4,319                                            4,250           4,319

      Ford Motor Credit Company
        7.88%, due 06/15/2010                                                1,000          1,043             1,000           1,043

      Household Finance
        Corporation
        6.00%, due 05/01/2004                 150              152                                              150             152

      Household Finance
        Corporation
        6.75%, due 05/15/2011                                                1,000            986             1,000             986

          Pharmaceuticals

      American Home Products
        6.70%, due 03/15/2011                                                1,000          1,000             1,000           1,000

          Radio & Television
            Broadcasting

      Cox Radio, Inc.
        6.38%, due 05/15/2005               5,000            4,969                                            5,000           4,969

          Security & Commodity
            Brokers

      Lehman Brothers Holdings
        Inc.
        7.88%, due 08/15/2010                                                1,000          1,054             1,000           1,054

          Telecommunications

      BellSouth Capital Funding
        Corporation (b)
        7.75%, due 02/15/2010                                                1,500          1,607             1,500           1,607

      GTE Florida, Incorporated
        6.25%, due 11/15/2005                                                1,000          1,005             1,000           1,005

      Southern New England
        Telecommunications Corporation
        7.00%, due 08/15/2005                                                1,000          1,034             1,000           1,034

      Vodafone Group PLC
        7.75%, due 02/15/2010                                                1,000          1,051             1,000           1,051

      WorldCom, Inc. - 144A (c)
        7.38%, due 01/15/2006                                                1,000          1,009             1,000           1,009

      WorldCom, Inc.
        7.13%, due 06/15/2027               1,000            1,019                                            1,000           1,019
                                                   ---------------                  -------------                     -------------

      Total Corporate Debt Securities ............          55,485                         15,015                            70,500
                                                   ---------------                  -------------                     -------------


                                    Number of          Market          Number of         Market          Number of         Market
                                      Shares           Value            Shares           Value            Shares           Value
                                  --------------   --------------   --------------   --------------   --------------   -------------
COMMON STOCKS

          Air Transportation

      Delta Air Lines, Inc.               60,000      $     2,645                                             60,000    $      2,645
      FedEx Corporation (a)              125,000            5,025                                            125,000           5,025


          Amusement &
            Recreation Services

      Disney (Walt) Company (The)        150,000            4,334                                            150,000           4,334

          Automotive


PRO FORMA SCHEDULE OF INVESTMENTS
At June 30, 2001
(all amounts except share amounts in thousands)
(unaudited)

                                            Transamerica Value Balanced            AEGON Balanced             Pro Forma Portfolio
                                            ---------------------------       -----------------------       ------------------------
Ford Motor Company                              200,000         4,910                                        200,000          4,910
General Motors Corporation                                                      38,500    $    2,477          38,500          2,477
Honeywell International Inc.                    140,000         4,899                                        140,000          4,899

  Chemicals & Allied Products

Du Pont (E.I.) de Nemours and Company           100,000         4,824                                        100,000          4,824

  Commercial Banks

Bank of America Corporation                      40,000         2,401                                         40,000          2,401
BB&T Corporation                                 80,000         2,936                                         80,000          2,936
Citigroup Inc.                                                                  31,200         1,649          31,200          1,649
FleetBoston Financial Corporation               122,440         4,830                                        122,440          4,830
Morgan Chase & Co. (J.P.)                       162,500         7,247           99,900         4,455         262,400         11,702
Wells Fargo & Company                                                           51,000         2,368          51,000          2,368

  Communications Equipment

Nokia Oyj - ADR (b)                                                             85,000         1,873          85,000          1,873
QUALCOMM Incorporated (a)                                                       25,000         1,462          25,000          1,462
TyCom, Ltd. (a)                                 350,000         6,020                                        350,000          6,020

  Computer & Data Processing Services

Computer Associates International, Inc.         165,000         5,940                                        165,000          5,940
NCR Corporation (a)                              40,000         1,880                                         40,000          1,880
SunGard Data Systems Inc. (a)                                                  100,000         3,001         100,000          3,001

  Computer & Office Equipment

Compaq Computer Corporation                     370,000         5,731                                        370,000          5,731
Hewlett-Packard Company                          30,000           858                                         30,000            858
Sun Microsystems, Inc. (a)                                                      61,000           959          61,000            959

  Electronic & Other Electric Equipment

General Electric Company                                                        34,000         1,658          34,000          1,658

  Electronic Components & Accessories

Intel Corporation                               180,000         5,265                                        180,000          5,265

  Food & Kindred Products

ConAgra Foods, Inc. (b)                                                        141,000         2,793         141,000          2,793

  Food Stores

Kroger Co. (The) (a)                                                           138,000         3,450         138,000          3,450

  Gas Production & Distribution

Keyspan Corporation                              47,000         1,715                                         47,000          1,715

  Holding & Other Investment Offices

RFS Hotel Investors, Inc.                       200,000         3,158                                        200,000          3,158

  Hotels & Other Lodging Places

Host Marriott Corporation (b)                   300,000         3,756                                        300,000          3,756

  Industrial Machinery & Equipment

Applied Materials, Inc. (a)                                                     63,500         3,118          63,500          3,118
Tyco International Ltd.                          90,000         4,905           82,000         4,468         172,000          9,373

  Instruments & Related Products

Raytheon Company (b)                            120,000         3,186                                        120,000          3,186

PRO FORMA SCHEDULE OF INVESTMENTS
At June 30, 2001
(all amounts except share amounts in thousands)
(unaudited)

                                                  Transamerica
                                                 Value Balanced               AEGON Balanced             Pro Forma Portfolio
                                              ----------------------       ---------------------     -----------------------------

        Insurance

      Ambac Financial Group, Inc.               90,000         5,238                                       90,000            5,238
      American International Group, Inc.                                    19,000         1,634           19,000            1,634
      WellPoint Health Networks Inc. (a)        58,000         5,466                                       58,000            5,466

        Life Insurance

      John Hancock Financial Services, Inc.     10,000           403                                       10,000              403

        Lumber & Wood Products

      Louisiana-Pacific Corporation            130,000         1,525                                      130,000            1,525

        Oil & Gas Extraction

      Apache Corporation                                                    34,000         1,726           34,000            1,726
      Devon Energy Corporation (b)              90,000         4,725                                       90,000            4,725
      Diamond Offshore Drilling, Inc. (b)      135,000         4,462                                      135,000            4,462
      Occidental Petroleum Corporation                                      78,500         2,087           78,500            2,087

        Personal Credit Institutions

      Household International, Inc.                                         43,500         2,901           43,500            2,901

        Petroleum Refining

      BP Amoco PLC - ADR                                                    28,000         1,396           28,000            1,396
      Conoco Inc. - Class B                     70,000         2,023                                       70,000            2,023
      Exxon Mobil Corporation                   60,000         5,241                                       60,000            5,241
      Texaco Inc.                               45,000         2,997                                       45,000            2,997
      USX-Marathon Group                                                    84,500         2,494           84,500            2,494

        Pharmaceuticals

      Abbott Laboratories                                                   53,000         2,545           53,000            2,545
      Merck & Co., Inc.                         25,000         1,598        52,000         3,323           77,000            4,921

        Primary Metal Industries

      Alcoa Inc.                                30,000         1,182        69,000         2,719           99,000            3,901

        Savings Institutions

      Washington Mutual, Inc.                  157,500         5,914        78,000         2,929          235,500            8,843

        Security & Commodity Brokers

      Alliance Capital Management
        Holding L.P. (b)                        40,400         2,144                                       40,400            2,144
      Price (T. Rowe) Associates, Inc.          35,000         1,309                                       35,000            1,309

        Telecommunications

      ALLTEL Corporation                        70,000         4,288                                       70,000            4,288
      AT&T Wireless Group (a) (b)              110,000         1,799                                      110,000            1,799
      Sprint Corporation (FON Group) (b)       290,000         6,194                                      290,000            6,194
      Verizon Communications, Inc.             110,000         5,885        66,500         3,558          176,500            9,443
      WorldCom, Inc. - MCI Group (a)            11,000           177                                       11,000              177
      WorldCom, Inc. - WorldCom Group (a)      305,000         4,563                                      305,000            4,563

        Tobacco Products

      Philip Morris Companies Inc.             125,000         6,344                                      125,000            6,344

        U.S. Government Agencies

      Fannie Mae (b)                                                        52,000         4,428           52,000            4,428

        Variety Stores


PRO FORMA SCHEDULE OF INVESTMENTS
At June 30, 2001
(all amounts except share amounts in thousands)
(unaudited)

                                     Transamerica Value Balanced            AEGON Balanced                 Pro Forma Portfolio
                                   ------------------------------    ----------------------------    ------------------------------
      Wal-Mart Stores, Inc.                                                 49,000          2,391           49,000            2,391

        Water Transportation

      Carnival Corporation                                                 105,500          3,239          105,500            3,239
                                                   --------------                  --------------                    --------------

      Total Common Stocks ........................        159,942                          71,101                           231,043
                                                   --------------                  --------------                    --------------


      Total Investment Securities ................ $      219,407                  $       98,836                    $      318,243
                                                   ==============                  ==============                    ==============


                                      Number of         Market        Number of         Market        Number of          Market
                                      Contracts         Value         Contracts         Value         Contracts          Value
                                    --------------  --------------  --------------  --------------  --------------   --------------
WRITTEN OPTIONS

        Covered Call Options

      Conseco, Inc.
         Call Strike $ 22.50,
         Expires 11/17/2001                   500 $           (18)                                             500             (18)
      Philip Morris Companies Inc.
         Call Strike $ 55.00,
         Expires 09/22/2001                 1,250            (125)                                           1,250            (125)
      Texaco Inc.
         Call Strike $ 75.00,
         Expires 10/20/2001                   150             (11)                                             150             (11)

        Put Options

      Alliance Capital Management
             Holding L.P.
         Puts Strike $ 40.00,
         Expires 10/20/2001                   250              (6)                                             250              (6)
      AT&T Wireless Group
         Puts Strike $ 17.50,
         Expires 10/20/2001                 1,000            (225)                                           1,000            (225)
      Compaq Computer Corporation
         Puts Strike $ 15.00,
         Expires 10/20/2001                 1,250            (181)                                           1,250            (181)
      Cooper Industries, Inc.
         Puts Strike $ 40.00,
         Expires 10/20/2001                   575            (155)                                             575            (155)
      Cox Communications, Inc.
         Puts Strike $ 40.00,
         Expires 09/22/2001                 1,700            (145)                                           1,700            (145)
      DaimlerChrysler AG
         Puts Strike $ 45.00,
         Expires 01/19/2002                   900            (230)                                             900            (230)
      Du Pont (E.I.) de Nemours
        and Company
         Puts Strike $ 40.00,
         Expires 07/21/2001                    50              (1)                                              50              (1)
      Hewlett-Packard Company
         Puts Strike $ 25.00,
         Expires 08/18/2001                   500             (43)                                             500             (43)

PRO FORMA SCHEDULE OF INVESTMENTS
At June 30, 2001
(all amounts except share amounts in thousands)
(unaudited)

                                            Transamerica
                                           Value Balanced                   AEGON Balanced                Pro Forma Portfolio
                                       ------------------------    ------------------------------- --------------------------------
      Intel Corporation
         Puts Strike $ 25.00,
         Expires 01/19/2002                 700            (119)                                               700             (119)
      Jefferies Group, Inc.
         Puts Strike $ 25.00,
         Expires 10/20/2001                 700             (32)                                               700              (32)
      Keyspan Corporation
         Puts Strike $ 35.00,
         Expires 08/18/2001                 650             (42)                                               650              (42)
      Merck & Co., Inc.
         Puts Strike $ 75.00,
         Expires 01/19/2002                 300            (348)                                               300             (348)
      NIKE, Inc.
         Puts Strike $ 40.00,
         Expires 01/19/2002                 750            (278)                                               750             (278)
      Price (T. Rowe) Associates, Inc.
         Puts Strike $ 30.00,
         Expires 10/20/2001               1,050             (79)                                             1,050              (79)
      Schering-Plough Corporation
         Puts Strike $ 30.00,
         Expires 01/19/2002                 600             (90)                                               600              (90)
      Sprint Corporation (FON Group)
         Puts Strike $ 20.00,
         Expires 08/18/2001                 500             (18)                                               500              (18)
      Washington Mutual, Inc.
         Puts Strike $ 26.63,
         Expires 07/21/2001                 600             (14)                                               600              (14)
      WorldCom, Inc. - WorldCom Group
         Puts Strike $ 17.50,
         Expires 09/22/2001               1,600            (498)                                             1,600             (498)
                                                   -------------                    --------------                    --------------

      Total Written Options ..........             $     (2,658)                    $           -                     $      (2,658)
                                                   =============                    ==============                    ==============

SUMMARY

      Investments, at market
        value ........................    87.30%   $    219,407           90.88%    $      98,836            88.38%   $     318,243
      Written options ................    -1.06%         (2,658)           0.00%                -            -0.74%          (2,658)
      Other assets in excess
        of liabilities ...............    13.76%         34,577            9.12%            9,913            12.36%          44,490
                                       ---------   -------------   -------------    -------------- ----------------   --------------
     Net assets ......................   100.00%   $    251,326          100.00%    $     108,749          100.00%    $     360,075
                                       =========   =============   =============    ============== ================   ==============


Notes to Schedule of Investments:
(a)   No dividends were paid during the preceding twelve months.

(b)   At June 30, 2001, all or a portion of this security is on loan (see
      Note 3D). The market value of all securities on loan is $23,484.

(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.


Definitions

ADR     American Depositary Receipt

See accompanying notes to the unaudited pro forma financial statements. Management expects any sales of securities in connection with the reorganization to be soley the result of a change in investment policies and investment style.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2001
(all amounts except per share amounts in thousands)
(unaudited)


                                                      Transamerica               AEGON                                   Pro Forma
                                                     Value Balanced             Balanced           Adjustments           Portfolio

Assets:

  Investments in securities, at cost                 $      214,087        $         85,846                    0       $     299,933
                                                     ==============        ================      ================      =============

  Investments in securities, at market value         $      219,407        $         98,836                    0       $     318,243
  Cash                                                       29,774                   5,096                    0              34,870
  Cash collateral for securities on loan                     18,662                   5,250                    0              23,912
  Receivables:
     Securities sold                                          8,980                   4,240                    0              13,220
     Interest                                                 1,155                     605                    0               1,760
     Dividends                                                  359                      51                    0                 410
     Other                                                      134                      44                    0                 178
                                                     --------------        ----------------      ----------------      -------------

       Total assets                                         278,471                 114,122                    0             392,593
                                                     --------------        ----------------      ----------------      -------------


Liabilities:

  Securities purchased                                        5,520                       0                    0               5,520
  Accounts payable and accrued
    liabilities:

     Investment advisory fees                                   165                      73                    0                 238
     Dividends to shareholders                                    0                       0                    0                   0
     Deposits for securities on loan                         18,662                   5,250                    0              23,912
     Written options, at market value                         2,658                       0                    0               2,658
     Other fees                                                 140                      50                    0                 190
                                                     --------------        ----------------      ----------------      -------------

       Total liabilities                                     27,145                   5,373                    0              32,518
                                                     --------------        ----------------      ----------------      -------------

         Net assets                                  $      251,326        $        108,749                    0             360,075
                                                     ==============        ================      ================      =============


Net Assets Consists of:

  Capital stock shares authorized                            75,000                  50,000                    0              75,000
                                                     ==============        ================      ================      =============

  Capital stock ($ .01 par value)                    $          180        $             84                   (6)(a)   $         258
  Additional paid-in capital                                223,856                  95,535                    6 (a)         319,397
  Accumulated net investment income (loss)                    7,016                   1,568                    0               8,584
  Accumulated net realized gain (loss) on
     investment securities and option contracts              13,617                  (1,428)                   0              12,189
  Net unrealized appreciation (depreciation)on
     investment securities and option contracts               6,657                  12,990                    0              19,647
                                                     --------------        ----------------      ----------------      -------------
  Net assets applicable to outstanding shares
     of capital                                      $      251,326        $        108,749                    0       $     360,075
                                                     ==============        ================      ================      =============

  Shares outstanding                                         18,049                   8,426                 (613)(a)          25,862
                                                     ==============        ================      ================      =============

  Net asset value and offering price per share       $        13.92        $          12.91                    0               13.92
                                                     ==============        ================      ================      =============

The notes to the pro forma financial statements are an integral part of this report.

PRO FORMA STATEMENT OF OPERATIONS
For the period ended June 30, 2001
(all amounts in thousands)
(unaudited)


                                              Transamerica             AEGON                                 Pro Forma
                                             Value Balanced          Balanced          Adjustments           Portfolio

Investment Income:

  Interest                                   $      2,478        $        1,062        $          0       $         3,540
  Dividends                                         2,097                   529                   0                 2,626
  Foreign tax withheld                                  0                    (5)                  0                    (5)
                                             -------------       ---------------       -------------      ----------------
    Total investment income                         4,575                 1,586                   0                 6,161
                                             -------------       ---------------       -------------      ----------------

Expenses:

  Investment advisory fees                            948                   436                 (88)                1,296
  Printing and shareholder reports                     34                    21                   0                    55
  Custody fees                                         25                    12                   0                    37
  Administrative service fees                          14                     9                   0                    23
  Legal fees                                            4                     2                   0                     6
  Auditing and accounting fees                          5                     5                  (3)                    7
  Directors fees                                        3                     2                   0                     5
  Registration fees                                     0                     0                   0                     0
  Other fees                                            1                     1                   0                     2
                                             -------------       ---------------       -------------      ----------------
    Total expenses                                  1,034                   488                 (91)                1,431
                                             -------------       ---------------       -------------      ----------------

  Less:
    Fees paid indirectly                                0                     0                   0                     0
                                             -------------       ---------------       -------------      ----------------
    Net expenses                                    1,034                   488                 (91)                1,431
                                             -------------       ---------------       -------------      ----------------
  Net investment income (loss)                      3,541                 1,098                  91                 4,730
                                             -------------       ---------------       -------------      ----------------
  Realized and Unrealized Gain (Loss):

    Net realized gain (loss) on investment
      securities and option contracts              14,095                 8,281                   0                22,376
   Change in unrealized appreciation
      (depreciation) on  investment
      securities and option contracts              (4,870)              (11,525)                  0               (16,395)
                                             -------------       ---------------       -------------      ----------------

   Net gain (loss) on investment securities
      and option contracts                          9,225                (3,244)                  0                 5,981
                                             -------------       ---------------       -------------      ----------------

   Net increase (decrease) in net assets
      resulting from operations              $     12,766        $       (2,146)       $         91       $        10,711
                                             =============       ===============       =============      ================

The notes to the pro forma financial statements are an integral part of this report.

                            PART C: OTHER INFORMATION

Item 15.  Indemnification

Reference is made to the Registrant's By-Laws and Section VI. .

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits


          1. Articles of Incorporation and all amendments are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. ), as filed with the SEC.
          2. (a) Amended and Restated By-Laws are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. ), as filed with the SEC.
          3.        Not applicable.
          4. Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A.
          5.        Not Applicable.
          6. (a) Form of Investment Advisory Agreements are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-507), Amendment No. 36 as filed with the SEC on April 27, 1999.
                    (b) Form of Sub-Advisory Agreements are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-507), Amendment No. 35 as filed with the SEC on February 28, 1999 (International Equity) and Amendment No. 43 as filed with the SEC on February 15, 2001 (American Century International).
          7. Distribution Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-507), Amendment No. 36 as filed with the SEC on April 27, 1999.
          8.        Not Applicable.
          9. Custodian Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-507), Amendment No. 26 as filed with the SEC on December 26, 1996.
          10. 12b-1 Plan is incorporated herein by reference to the Registrant's Registration Statement on Form N1-A (File No. 33-507), as filed with the SEC.
          11. Opinion and Consent of John K. Carter, Esq., is filed herewith.
          12. Form of opinion of Sutherland Asbill & Brennan LLP with respect to tax matters to be filed by amendment.
          13.       Not Applicable.
          14. Consent of Independent Certified Public Accountants is filed herewith.
          15.       Not Applicable.
          16. Powers of Attorney for the Registrant are supported herein by reference to the Registrant's Registration Statement filed on Form N1-A.
       17.       (a) Form of voting instruction form is incorporated herein by reference to the Registration Statement - Registration No. 333-81502. (Filed 1-28-02.)

              (b) The Registrant's Annual Report, dated December 31, 2000, is incorporated herein by reference.
              (c) Prospectus and Statement of Additional Information of ATSF, dated May 1, 2001, as amended, are incorporated herein to the Registration Statement File 333-81502. (Filed 1-28-02.)
              (d) ATSF Annual Report dated December 31, 2000 and its Semi-Annual Report dated June 30, 2001 are incorporated by reference.
              (e) N/A
              (f) N/A

Item 17.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at the time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of St. Petersburg and the State of Florida on the 1st day of February, 2002.


                                         AEGON/Transamerica Series Fund, Inc.

                                         /s/ John R. Kenney
                                         ------------------
                                         John R. Kenney

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

 /s/ John R. Kenney                                       February 1, 2002
-----------------------------------------
Chairman of the Board and President
John R. Kenney

 /s/ Patrick S. Baird                                     February 1, 2002
-----------------------------------------
Executive Vice President and Director
Patrick S. Baird

 /s/ Peter R. Brown                                       February 1, 2002
---------------------------------------
Vice Chairman - Peter R. Brown *

 /s/ Charles C. Harris                                    February 1, 2002
----------------------------------------
Director - Charles C. Harris*

 /s/ Russell A. Kimball, Jr.                              February 1, 2002
-------------------------------------
Director - Russell A. Kimball, Jr. *

 /s/ William W. Short, Jr.                                February 1, 2002
----------------------------------------
Director - William W. Short, Jr.

/s/ Janice B. Case                                        February 1, 2002
---------------------------
Director - Janice B. Case *

 /s/ Leo Hill                                             February 1, 2002
--------------------------
Director - Leo Hill

 /s/ Daniel Calabria                                      February 1, 2002
---------------------------------
Director - Daniel Calabria

 /s/ Thomas R. Moriarty                                   February 1, 2002
--------------------------------------------
Treasurer and Principal Financial Officer
Thomas R. Moriarty





/s/ John K. Carter
----------------------------------------
* Signed by John K. Carter
  as Attorney-in-fact

                                  EXHIBIT INDEX

Exhibit No.                             Description

11       Opinion and Consent of John Carter, Esq.

14       Consents of Independent Certified Public Accountants